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                                                            March 19, 1998



Certified Diabetic Services, Inc.
2373 Horseshoe Drive South
Naples, Florida 34104

Gentlemen:

         The undersigned owns certain shares of the common stock, par value $.01 per share (the "Common Stock") of Certified Diabetic Services, Inc. (the "Company").

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned irrevocably covenants to and agrees with the Company, that if, during such time as the undersigned may own any shares of the Common Stock of the Company, whether such shares are the same or different than those currently owned, a purchase, tender or exchange offer is made to the stockholders of the Company for the outstanding shares of the Common Stock (any of such events, a "Hostile Offer"), the undersigned will accept, participate in, or vote to approve, the Hostile Offer only as may be directed by the Company's Board of Directors.

         Nothing contained herein shall limit or otherwise affect the right of the undersigned to sell, transfer, convey, assign or otherwise derive economic benefit from the Common Stock in any circumstances other than a Hostile Offer. This Agreement applies to the undersigned only as a shareholder of the Company; and nothing contained herein shall in any way affect the rights, duties or obligations of the undersigned in any other capacity, including, without limitation, as an officer, director or employee of the Company.

         The undersigned acknowledges that this Agreement is executed and delivered to the Company in connection with the closing of the Company's private placement of units of the Company's securities comprised of the Company's Series A Convertible Preferred Stock and Warrants to purchase shares of the Company's Common Stock.


                                   Very truly yours,


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                                   (Signature)


                                   --------------------------------
                                   (Name)